Exhibit 99.4

GENERAL CONSULTING AND SERVICES AGREEMENT

This General Consulting and Services Agreement (“Agreement”) is effective as of October 16, 2018 (the “Effective Date”) by and between NuVasive, Inc. (the “Company”) and Gregory T. Lucier (“Consultant”) (individually referred to herein as a “Party” or collectively the “Parties”).

WHEREAS, in furtherance of the Company’s leadership and succession planning activities, Consultant is voluntarily leaving his current role as the Company’s Chief Executive Officer as of November 5, 2018; and

WHEREAS, Consultant has agreed to continue as an employee of the Company as a Strategic Advisor through December 1, 2018, on which date he has agreed to voluntarily terminate his employment with the Company; and

WHEREAS, the Company desires to retain Consultant from and after December 1, 2018 (the “Consulting Commencement Date”) pursuant to this Agreement to, among other things, assist the Company with a smooth transition of Chief Executive Officer responsibilities.

NOW, THEREFORE, the Parties agree as follows:

1.	Engagement.

(a)From and after the Consulting Commencement Date and through the end of the Term (as defined below) (the “Consulting Term”), Consultant shall provide non-exclusive consulting services to the Company, reporting to the Board, pursuant to the terms of this Agreement.  The Parties agree and acknowledge that the Consulting Term is intended to follow immediately upon the end of Consultant’s time of service as a Company employee, such that there is no break in Consultant’s status as a service provider to the Company for purpose of Consultant’s continued vesting of outstanding incentive awards previously granted to Consultant pursuant to the Company’s 2014 Equity Incentive Plan and 2014 Executive Incentive Compensation Plan. Other than the continued vesting of such awards in accordance with the terms thereof, Consultant shall receive consideration for consulting services provided during the Consulting Term only as set forth in this Agreement. The Parties agree and acknowledge that the decision to assume the role of consultant was voluntary on the part of Consultant, in furtherance of the Company’s leadership and succession planning activities.

(b)The parties acknowledge and agree that this Agreement shall in no way modify Consultant’s current status as a member of the Company’s Board nor modify Consultant’s rights and obligations with respect thereto. From and after the Effective Date, Consultant shall continue to serve as a member of the Board subject to, and in accordance with, the Company’s organizational documents.

2.Services To Be Provided. The Company and Consultant agree that during the Consulting Term, Consultant shall perform the Services as specified in Exhibit A (the “Services”). Consultant represents, warrants, and covenants that Consultant will perform the Services under this Agreement in a timely, professional, and workmanlike manner and that all materials, information and deliverables provided to Company will comply with: (i) any requirements set forth in the Services, (ii) the Company’s Code of Conduct, and (ii) the law.  The Services may be provided offsite at a location chosen by Consultant and/or in such executive office spaces provided by the Company.  Consultant acknowledges that the Services performed hereunder are distinct from, and in addition to, any activities of Consultant in furtherance of Consultant’s service as a member of the Board.

3.Consideration. In return for the promises and covenants by the Parties herein, and Consultant’s compliance with this Agreement, the Company agrees to provide Consultant with the following consideration:

(a)Compensation.  During the Consulting Term, the Company will pay to Consultant, as full and complete payment for the performance of the Services, the compensation described in Exhibit A, in the time and manner of payment described in Exhibit A. Consultant acknowledges that he is not entitled to any other compensation or remuneration of any kind whatsoever for the Services unless otherwise set forth in this Agreement.

(b)Expenses. Provided that Consultant provides accounts or invoices evidencing Consultant’s expenses, the Company shall reimburse Consultant for all pre-approved out-of-pocket expenses incurred by Consultant in connection with the performance of the Services.

4.	Relationship of Parties.

(a)Independent Consultant. During the Consulting Term, Consultant, in his capacity as such, shall be at all times an independent consultant and shall not be an agent or employee of, and shall have no authority to bind the Company by contract or otherwise in any matter whatsoever, unless otherwise specifically authorized in writing by the Board or its designee. Consultant will perform the Services under the general direction of the Company’s Board, but shall retain the discretion to determine both the manner and means by which the Services are to be accomplished.  Unless specifically set forth herein, Consultant, in his capacity as such, shall not be considered as having any employee status or as being entitled to participate in any commission, bonus, health and welfare benefits, equity plans, or other arrangements the Company may from time-to-time provide to its employees or executives.

(b)Employment Taxes and Benefits. Consultant will report as self- employment income all compensation received by Consultant pursuant to this Agreement, and will be issued an IRS Form 1099 regarding any payments he receives from the Company pursuant to this Agreement. The Consultant is solely responsible for payment of all income, social security, employment- related, or other taxes incurred by the Consultant under this Agreement. Consultant further understands and agrees that should any amount of this payment pursuant to this Agreement become taxable for any reason, or should federal, state, or local taxes or penalties be assessed on any amount paid by the Company to the Consultant pursuant to this Agreement, Consultant shall hold the Company harmless from and against such assessments and shall be solely responsible for payment of all such assessments, regardless of whether they are assessed against Consultant or the Company.

5.Restrictive Covenants.  Consultant affirms continued application of the Proprietary Information and Inventions Assignment and Restrictive Covenant Agreement previously executed by Consultant on May 26, 2015, as amended on October 16, 2018 (the “PIIA Agreement”).  The Parties acknowledge and agree, however, that Consultant may be employed full-time by another employer.

6.Indemnification.  The Company will indemnify and hold harmless Consultant from and against any and all claims, suits, actions, demands, and proceedings against Company arising from the Agreement, and all losses, costs, and liabilities directly related thereto. Nothing contained in this Agreement shall modify the rights and obligations of Consultant with respect to indemnification by the Company in connection with Consultant’s service as a member of the Board.

7.	Consultants Representations and Obligations.

(a)Compliance with Laws. Consultant represents and warrants that in providing any services pursuant to this Agreement he will comply with all applicable federal, state, local, municipal, regulatory and/or governmental agency laws, statutes, regulations, edicts, guidance, directives, and ordinances applicable to those services, including, without limitation, (i) the U.S. Health Insurance Portability and Accountability Act (HIPAA), (ii) all federal and state health care anti-fraud, anti- kickback and abuse laws such as 42 U.S.C. § 1320a-7b(b); (iii) the Federal Food, Drug, and Cosmetic Act and its implementing regulations; (iv) all rules, regulations, and guidance of the U.S. Food and Drug Administration (FDA); and (v) all rules, regulations and guidance of the Center for Medicare and Medicaid Services (CMS). Without limiting the generality of the foregoing, except to the extent allowed by applicable law, in providing services under this Agreement, Consultant will make no offer, payment or other inducement, whether directly or indirectly, to induce the referral of business, the purchase, lease or order of any item or service, or the recommending of the purchase, lease or order of any item or service.

(b)Debarment. Consultant represents and warrants that Consultant has not been nor is debarred, suspended, excluded or otherwise ineligible under Section 306 of the Federal Food, Drug and Cosmetic Act (as amended by the Generic Drug Enforcement Act of 1992), 21 U.S.C. § 336, or listed on any applicable federal exclusion list including the then- current: (i) HHS/OIG List of Excluded Individuals/Entities (http://www.oig.hhs.gov); (ii) General Services Administration’s List of Parties Excluded from Federal Programs (http://www.epls.gov);and (iii) FDA Debarment List (http://www.fda.gov/ora/compliance_ref/debar/). A breach of this provision shall be sufficient cause for the Company to terminate this Agreement immediately without notice or cure.

8.	Term and Termination.

(a)Term. The “Term” shall commence on the Effective Date and end on May 31, 2020. The Term may be extended or modified by mutual written agreement of the Parties. During the Term, Consultant will be rendering “Service” for purposes of continued vesting and settlement of outstanding incentive awards previously granted to Consultant pursuant to the Company’s 2014 Equity Incentive Plan and 2014 Executive Incentive Compensation Plan. Consultant’s “Service” (for vesting and settlement purposes) under this Agreement will be deemed to have terminated at the end of the Term, unless the consulting arrangement is terminated prior to the end date of the Term as a result of Consultant’s breach; provided, that nothing in this Agreement shall serve to modify Consultant’s “Service” (for vesting purposes) associated with Consultant’s service as a member of the Board.

(b)Termination by the Company. Unless stated otherwise in the Agreement, the Company may terminate this Agreement: (i) upon the inability of Consultant to render the Services to the Company by reason of death or Disability (as defined in the Company’s 2014 Equity Incentive Plan); (ii) for Cause; (iii) immediately and without notice or a right to cure for a material violation of any of the restrictive covenants contained in the PIIA Agreement; or (iv) immediately without notice or a right to cure upon a Change in Control. For purposes of this section:

“Cause” means Consultant’s (a) willful and repeated failure to satisfactorily perform the Services; (b) willful and repeated refusal or failure to follow the reasonable and lawful directions of the Board pursuant to this Agreement; (c) conviction of a crime involving moral turpitude; or (d) engaging in acts or omissions constituting gross negligence, recklessness or willful misconduct with respect to the Services.

“Change in Control” means the occurrence of any one or a combination of the following:

•

any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total fair market value or total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any acquisition of such voting power by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

•	the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company); or
•	approval by the stockholders of a plan of complete liquidation or dissolution of the Company.

The Compensation Committee of the Board is empowered to determine, and shall, when necessary, so determine, whether multiple acquisitions of the voting securities of the Company and/or multiple asset transactions, as applicable, are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive. Other than for a breach of a restrictive covenant or for a Change in Control, if Company believes that Consultant materially  breached  this  Agreement,   Company  will  notify  Consultant  in  writing  and  allow Consultant to cure any material breach within ten (10) calendar days after delivery of Company’s written notice.

(c)Termination by the Consultant. Consultant may not terminate this Agreement during the Term except or unless Company materially breaches this Agreement.  If Consultant believes that the Company materially breached this Agreement, Consultant will notify Company in writing and allow the Company to cure any material breach within ten (10) calendar days after delivery of Consultant’s written notice.

(d)Conduct Following Expiration or Termination. Upon expiration or termination of this Agreement, Consultant shall promptly: (i) cease performing the Services; (ii) deliver to the Company all Company documents, work product and other materials whether or not complete, prepared by or on behalf of Consultant in the course of performing the Services; and (iii) remove any Consultant-owned property, equipment or materials located at the Company’s locations. If the Agreement is terminated prior to the expiration of the Term for anything other than a Change in Control (as defined above), Consultant’s compensation will be pro-rated based on the Services performed up to the date of termination as specified in the notice of termination.  If the Agreement is terminated prior to the expiration of the Term as a result of a Change in Control (as defined above), the Company will pay out the full remainder of the annual cash consulting fee provided for in Exhibit A upon the effective date of such Change in Control.

(e)No Election of Remedies. The election by the Company or Consultant to terminate this Agreement in accordance with its terms shall not be deemed an election of remedies, and all other remedies provided by this Agreement or available at law or in equity shall survive any termination.

(f)Continuing Obligations under Agreement. Upon the expiration or termination of this Agreement for any reason each Party will be released from all obligations to the other arising after the date of expiration or termination, except that expiration or termination of this Agreement will not relieve Consultant or the Company of their respective obligations under Sections 4(b), 8(d) and 8(g), and the PIIA Agreement, nor will expiration or termination of this Agreement relieve Consultant or the Company from any liability arising from any breach of this Agreement.

(g)Duty to Return Confidential Information and Property. Consultant will promptly notify the Company of all confidential information in Consultant’s direct or  indirect possession or control and, at the expense of the Company and in accordance with  the Company’s instructions, will promptly deliver to the Company all such confidential information and or property in Consultant’s possession, custody and/or control, without retaining copies thereof.

9.	General.

(a)Binding Effect; Successors; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, legal representatives, successors, and assigns. This Agreement is personal in nature, and Consultant shall not, without the prior written consent of the Company, assign or transfer this Agreement or any rights or obligations hereunder.

(b)Non Disparagement. Unless subject to a valid trial subpoena or court order, the Parties agree that each Party will not make any voluntary statements, written or oral, or cause or encourage others to make any such statements that defame, disparage or in any way criticize the personal and/or business reputations, practices or conduct of the other Party.

(c)Governing Law. This Agreement will be governed by and construed in accordance with the substantive laws of the State of Delaware without regard to conflict of laws and all disputes arising under or relating to this Agreement shall be brought and resolved solely and exclusively in the State Court located in Delaware. Should any legal action be commenced in connection with this Agreement, the prevailing party in such action shall be entitled to recover, in addition to court costs, such amount as the court may adjudge as reasonable attorneys’ fees.

(d)Complete Understanding; Modification. This Agreement contains all of the Parties’ contractual obligations to each other as it retains to the subject matter of this Agreement, and cannot be modified or amended unless the modification or amendment is in a writing signed by both Parties.

(e)Severability. It is the desire and intent of the Parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies in each jurisdiction in which enforcement is sought. If any particular provisions or portion of this Agreement shall be adjudicated to be invalid or unenforceable, this Agreement shall be deemed amended to delete therefrom such provisions or portion adjudicated to be invalid or unenforceable, such amendment to apply only with respect to the operation of such provisions in the particular jurisdiction in which such adjudication is made.

(f)Construction of Agreement. This Agreement will in all events be construed as a whole, according to its fair meaning, and not strictly for or against a Party merely because that Party (or Party’s legal representative) drafted this Agreement. Any ambiguity contained in this Agreement shall be construed to permit the Parties to comply with applicable law. The headings, titles, and captions contained in this Agreement are merely for reference and do not define, limit, extend, or describe the scope of this Agreement. Unless the context requires otherwise, (a) gender (or lack of gender) of all words in this Agreement includes the masculine, feminine, and neuter, and (b) the word “including” means “including, without limitation.”

(g)Waiver. The waiver or failure of a Party to exercise in any respect any right provided for under this Agreement shall not be deemed to be a waiver of any future right under this Agreement.

(h)Counterparts/Signature Pages. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature page delivered by a fax machine, telecopy machine, or via electronic mail in .pdf or equivalent format shall be binding to the same effect as an original signature page.

(i)Represented by Independent Counsel. Consultant acknowledges and agrees that Consultant has read the Agreement in its entirety, and has been represented by independent legal counsel in negotiating the terms of this Agreement, including, but not limited the Delaware choice of law and Delaware choice of forum provisions, and the restrictive covenants.

IN WITNESS WHEREOF,

CONSULTANT:	/s/ Gregory T. Lucier

Printed Name:	Gregory T. Lucier

Date:	October 17, 2018

COMPANY:	/s/ Dan Wolterman

By:	Dan Wolterman
Title:	Chairman of the Compensation Committee of the Board of Directors

Date:	October 16, 2018

EXHIBIT A

Services and Compensation

Services: In performing the Services, Consultant shall report and be directly responsible to the Company’s Board. The Services contemplated by the Agreement to be provided during the Consulting Term are the following:

•	Provide assistance with the orderly transition of current duties and responsibilities to the Company’s Chief Executive Officer; and

•

Upon reasonable request from the Company’s Chief Executive Officer, provide assistance not to exceed an average of five hours per week with business and organizational strategy, including effective change management with internal Company employees and personnel and external constituents and customers,

During the Consulting Term, Consultant will perform the Services under the general direction of the Board, but Consultant will determine in Consultant’s discretion, the manner and means by which the Services are to be accomplished, and such services shall be performed by Consultant as reasonably convenient and at times that do not interfere with any other employment or professional commitments of Consultant. The Services to be performed under this Agreement are personal in nature and may not be subcontracted to or performed by any agent or representative of Consultant absent the Board of Director’s advanced written consent.

Tools and Materials: Consultant will use Consultant’s own equipment and materials to perform the Services. Consultant shall not have general access to the Company’s property, including its facilities, computers, laptops, software or networks, unless the Board, in its sole discretion, deems such access necessary for the Consultant to perform the Services.  Notwithstanding the foregoing, Consultant may continue to use the Company credit card and computer and shall have access to the Company network, provided such use is reasonable and customary for the performance of the Services and complies with all Company policies with respect thereto, and subject to the discretion of the Board.

Compensation: During the Consulting Term, Consultant will receive:

•	Annual cash consulting fee of $600,000 for fiscal year 2019 and $125,000 for fiscal year 2020 (payable quarterly in advance);

Except as set forth above, no other compensation or benefits will be due to, or paid to, Consultant by the Company with respect to Consultant’s performance of Services under this Agreement.